Inventories	12 Months Ended
Dec. 31, 2022
Classes of current inventories [abstract]
Inventories

19. Inventories

	2022	2021
Raw materials and consumables	20,638	17,296
Finished goods	93,837	78,365
Total	114,475	95,661

Inventories recognized as an expense during the year ended December 31, 2022 amounted to $608.8 million (2021: $459.7 million, 2020: $251.2 million) and were included in cost of goods sold in the consolidated statement of operations.

Write-downs of inventories to net realizable value during the year ended December 31, 2022 amounted to $28.8 million (2021: $5.1 million, 2020: $2.0 million). The write-downs were recognized as an expense during the years ended December 31, 2022, 2021 and 2020 and included in cost of goods sold in the consolidated statement of operations.